Prime Money Market Class I

Supplement dated September 6, 2006

to the Prospectus dated August 28, 2006

1.

Under the “Annual Fund Operating Expenses” on page 4 of the Prospectus the “Annual Fund Operating Expenses” table incorrectly reported the Fund’s “Other Expenses”.  The existing table should be deleted and replaced with the new table below.  The footnote annotations associated with “Annual Fund Operating Expenses” table are not affected and should remain as is currently presented in the Prime Money Market-Class I Prospectus.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.105%*
Distribution (12b-1) Fees	None
Other Expenses	1.209%**
Total Annual Fund Operating Expenses	1.314%***

2.

Under the “Example” table, also found on page 4 of the Prospectus, the “Three”, “Five” and “Ten” Years hypothetical cost associated with owning shares of the Prime Money Market-Class I should be deleted in their entirety and replaced with the following:

Three Year	Five Year	Ten Year
$306	$613	$1,484